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                                                            Exhibit 23.1


                     [BLACKMAN KALLICK LETTERHEAD]

        CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the use in the Registration Statement on Form SB-2 of our report dated February 15, 2000, relating to the financial statements of Liquor.com, Inc. We also consent to the reference to our firm under the caption "Experts" in the prospectus.


Blackman Kallick Bartelstein LLP
Chicago, Illinois
June 26, 2000